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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     July 18, 2006
                                                     -------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-19974                  33-0022692
          --------                      -------                  ----------
(State or other jurisdiction)   (Commission File Number)     (I.R.S. Employer
     of incorporation                                        Identification No.)


951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                    -----------
(Address of principal executive offices)                        (Zip Code)


                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  ICU Medical, Inc. announced its earnings for the second quarter 2006.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        (c)       Exhibits

         99.1 Press release, dated July 18, 2006 announcing ICU Medical, Inc.'s second quarter 2006 earnings.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2006

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer